UNITED STATES

                     SECURITIES AND EXCHANGE COMMSSION

                           WASHINGTON, D.C. 20549





                                  FORM 8-K

      Current Report Pusuant to SECTION 13 OR 15(d) OF THE SECURITIES

                          AND EXCHANGE ACT OF 1934



                             Date: May 7, 2001

                      Commission file number: 0-28035



                              EMC GROUP, INC.

     FLORIDA                                             05-9346551
State of incorporation                              (IRS Employer number)



                   ADDRESS OF PRINCIPAL EXECUTIVE OFFICE:

                             346 Tanager Court

                          Lakeland, Florida 33803

                          Telephone: 863-619-6353





Item 4. Changes in Registrant's Certifying Accountant.

In May 2000, The Company was advised by its Certified Public Accountant, Mr. David Ramos, that he would no longer be able to audit the Company's Financial Statements. There are no disagreements between Mr. David Ramos and the Company



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



EMC GROUP, INC.

Date: May 7, 2001


/s/Erhard Sommer

President